SANTANDER CONSUMER USA HOLDINGS INC. 2017 Analyst and Investor Day 02.23.2017 Exhibit 99.1

IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this presentation and/or our financial performance to differ materially from that suggested by the forward-looking statements are (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with Fiat Chrysler Automobiles US LLC may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander that could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

SPEAKERS Jason Kulas President and Chief Executive Officer Mr. Kulas has served as Santander Consumer USA Holdings Inc.’s (SC) Chief Executive Officer and a member of our Board of Directors since July 2015. He was named President in 2013 and was the Company’s Chief Financial Officer from 2007 to 2015. He also served on SC’s Board of Directors from 2007 to 2012. Mr. Kulas joined the Company after serving as a Managing Director in investment banking for J.P. Morgan Securities Inc., where he was employed from 1995 to 2007. In addition to his current service on SC’s Board, he serves as a director of the nonprofit Santander Consumer USA, Inc. Foundation. Mr. Kulas received his Bachelor’s Degree in Chemistry from Southern Methodist University and his MBA from Texas Christian University. Izzy Dawood Chief Financial Officer Mr. Dawood began serving as the Company’s Chief Financial Officer in December 2015. Prior to joining SC, Mr. Dawood served as Executive Vice President and Chief Financial Officer of the Investment Services division of The Bank of New York Mellon Corporation (‘BNY Mellon’) since April 2013. He also served as Executive Vice President and Director of Investor Relations and Financial Planning and Analysis of BNY Mellon from June 2009 to March 2013, and as Senior Vice President and Global Head of Corporate Development and Strategy of BNY Mellon from November 2006 to May 2009. Prior to his tenure at BNY Mellon, Mr. Dawood served in various senior roles at Wachovia Corporation, where he was employed from 1994 to 2006, including Managing Director of Structured Treasury Activities and Managing Director of Corporate Development. Mr. Dawood holds a Bachelor’s Degree in finance from St. John's University, Jamaica (Queens), New York and an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Dawood is a Chartered Financial Analyst. Rich Morrin Chief Operating Officer Mr. Morrin was named the Company’s Chief Operating Officer in February 2016. He previously held the role of Executive Vice President of New Business at the Company, a position he held since 2011. Prior to joining the Company, Mr. Morrin held a variety of management positions in 21 years of combined service at Ally Financial and General Motors Acceptance Corp. During his tenure at Ally, he managed the commercial lending operations for Ally automotive dealers in the United States and Canada. Mr. Morrin holds a Bachelor’s Degree in Economics from the University of Pennsylvania and an MBA from the University of Virginia. Andrew Kang Treasurer and Executive Vice President, Capital Markets Mr. Kang has served as the Company’s Treasurer and Executive Vice President of Capital Markets at SC since September 2015. Prior to that role, he served as Vice President of Capital Markets at SC from March 2010 to June 2014. During his career, Mr. Kang has also held the role of Treasurer at Exeter Finance Corp and various finance, treasury and capital markets roles at HSBC Finance Corporation, Capital One Financial Corporation and Thomson Reuters. Mr. Kang received his Bachelor of Arts in Biology and Post-Baccalaureate Certificate in Accounting both from the University of Virginia.

Kalyan SeshanChief Risk Officer Evan BlackVP, Investor Relations OTHER KEY ATTENDEES Fahmi KaramEVP, Strategy and Corporate Development Christopher PfirrmanChief Legal Officer

AGENDA 9:45 a.m. – 10:25 a.m.SC Today Jason Kulas, President and Chief Executive Officer 10:25 a.m. – 10:55 a.m.Vehicle Finance Rich Morrin, Chief Operating Officer 10:55 a.m. – 11:20 a.m.Break and Q&A 11:20 a.m. – 11:40 a.m.Funding and Liquidity Andrew Kang, Treasurer and Executive Vice President, Capital Markets 11:40 a.m. – 12:15 p.m.Credit and Finance Izzy Dawood, Chief Financial Officer 12:15 p.m. – 1:00 p.m.Lunch and Q&A

SC TODAY Jason Kulas, President and Chief Executive Officer

SC OVERVIEW LEADERSHIP IN VEHICLE FINANCE STRONG AND STABLE PERFORMANCE THROUGH CYCLES STRONG AND GROWING CAPITAL BASE DATA-DRIVEN UNDERWRITING DISCIPLINE DEEP, SUSTAINED AND DIVERSE ACCESS TO FUNDING PREFERRED LENDER FOR FIAT CHRYSLER (FCA) EFFICIENT, SCALABLE, TECHNOLOGY-DRIVEN PLATFORM COMPLIANCE, CUSTOMER AND EMPLOYEE FOCUSED CULTURE BANCO SANTANDER S.A. OWNERSHIP AND SUPPORT SIMPLE | PERSONAL | FAIR

1995 1998 2000 2004 2006 2010 2011 2013 2014 – Current Entrepreneurial partnership (including Tom Dundon and partners) founded in 1995 Entrepreneurial partnership merged with FirstCity Merged with HBOS HBOS and Drive Management acquired remaining shares of Drive Banco Santander acquired majority ownership First subvented subprime Chrysler deal in 2010 DDFS Private equity sponsors invest SC and Chrysler announced Chrysler Capital operations FINANCIAL CORPORATION (1) 1 No primary proceeds FCA Agreement/Organic Growth SC HISTORY Big Bank Ownership Entrance Independent Ownership Private Equity Listed Company SC’s fundamentals remain strong and the company is focused on maintaining disciplined underwriting standards to deliver strong returns, robust profitability and value to its shareholders through cycles Inorganic Growth Phase Entrepreneurial Phase Organic Growth Phase 2008 2011 Throughout its evolution, SC has remained a sustainable and profitable business

Revenue1 $1.1B $2.1B $3.7B $5.0B Average Managed Assets2 $4.0B $18.2B $25.5B $52.7B FICO3 538 582 612 632 Employees4 1,120 3,300 4,100 5,100 Locations4 1 4 5 6 Customers 350K 2.1M 1.9M 2.7M SC EVOLUTION 1 Interest on finance receivables and loans (figures prior to 2013 were not restated per the restatements filed on October 27, 2016) 2 Average Managed Assets comprises all assets including balance sheet and serviced for others 3 Average FICO Originated 4 Does not include third-party outsourced employees or locations SC has experienced significant growth since 2007 through the acquisition or conversion of several portfolios and the agreement with Fiat Chrysler (FCA) 2007 2010 2013 2016 Years

VEHICLE FINANCE LEVERAGING TECHNOLOGY IS INTEGRAL TO THE FOUR PILLARS OF OUR FOCUSED BUSINESS MODEL DISCIPLINED APPROACH TO MARKET SIMPLE, PERSONAL, FAIR APPROACH TO CUSTOMERS, EMPLOYEES AND ALL CONSTITUENCIES SERVICED FOR OTHERS FUNDING AND LIQUIDITY CULTURE OF COMPLIANCE FOCUSED BUSINESS MODEL

RETAINED UNIT ECONOMICS BY ORIGINATION YEAR Months on Book2 Underwriting discipline has resulted in every vintage being profitable in a competitive environment First Half Vintage Performance3, Net Losses4 1 Cumulative fully-loaded Net Income by vintage (pre-tax) divided by total loans originated in that vintage 2 Months on book depicts loans originated in specific vintage and may not reflect exact time on book 3First half vintage describes January through June vintage performance through the end of December (for each respective year) 4Auction fees excluded to align with U.S. GAAP reporting Months on Book2 Cumulative Pre-Tax Net Income per unit by vintage year1

PERFORMANCE VS PEERS SC continues to demonstrate top tier returns and efficiency versus a broad set of peers Return on Average Tangible Assets Return on Average Equity Source: SNL Financial Peers in no particular order: SYF, ALLY, CFG, HBAN, TD-TSX, FITB, COF, OMF, CPSS, DFS, CACC Peer Median: 9.4% Peer Median: 1.1% Efficiency Ratio Peer Median: 56.7%

STATE OF THE CONSUMER U.S. Unemployment Rate (%) Consumer Confidence Index1 U.S. Total Mortgage and Consumer Debt Expansion Y/Y% D1 Consumer Debt to Income Levels By Type1,2 1 Deutsche Bank “The State of US Consumer Report” November 2016 2 Data through end of 3Q16 9% pre-crisis mortgage growth since 1950 7% pre-crisis consumer growth since 1950

(in millions) Auto vehicle sales have recovered from the lows of 2009 / 2010 and are approaching all-time highs Fiat Chrysler continues to remain a large player demonstrating stable market share over the past few years CAGR: 2.2% U.S. New Auto Light Vehicle Sales1 U.S. Total Auto Loan Outstandings3 ($ in Billions) % of New Vehicles Leased4 1 U.S. New Auto Light Vehicle Sales – Bureau of Economic Analysis 2 Chrysler market share – AutoData 3 Big Wheels, “2016 Big Wheels Auto Finance Data Report”. Note data based on top 100 companies by U.S. auto leases and loans outstanding, as of 2015. 4 Experian, “State of the Automotive Finance Market Q3 2016” 2 STATE OF THE AUTOMOTIVE FINANCE MARKET

ROA HURDLE BY LOAN OFFER Direct Auto Chrysler Nissan Motor Acceptance Corp. STRATEGIC DECISION TO EITHER RETAIN LOAN ON BALANCE SHEET OR SELL LOAN TO MAXIMIZE RISK-ADJUSTED RETURNS ABUNDANT ORIGINATION OPPORTUNITIES SC has significant access to applications via direct and indirect channels to drive volume Indirect Auto 15,000+ Dealer Network 5. Rehashes performed systemically and exceptions approved by underwriters 4. Risk-based pricing to achieve target ROA 3. Systemic underwriting and pricing 2. Pre-bureau check and dedupe 1. Application received

APPLICATION GROWTH 1 Direct auto lending platform, RoadLoans.com 2 Chrysler includes lease applications 9.3 Application volumes have grown over time and stabilized at historically high levels 4.1 6.5 7.8 10.8 10.5 10.2

SELL (Nonprime) (Near-Prime) (Prime/Super-Prime) Decision Assets held for investment at origination Once assets have aged, assets may be sold Loans pass through hold versus sell decisioning process Assets designated as held for sale (HFS) at origination Provisions More upfront provisioning, higher yielding assets, higher ongoing reserve percentage Mix of high and low provisioning/ yielding assets No provision required for HFS Funding Strategy Assets pledged to conduit facilities/warehouses Securitized on-balance sheet via DRIVE and SDART platforms Assets pledged to conduit facilities/warehouses Sold through one-time sales, flow sales or CCART securitization platform Securitized on-balance sheet via DRIVE and SDART securitization platform Assets pledged to conduit facilities/warehouses Sold through one-time sales, flow sales or CCART securitization platform RETAIN STRATEGIC APPROACH TO PORTFOLIO OPTIMIZATION Leverage historical expertise in nonprime to retain higher margin assets, while also being uniquely positioned to sell assets through flow agreements. SC retains servicing rights on assets sold, creating a steady stream of capital-efficient fee income.

BANCO SANTANDER FLOW AGREEMENT Benefits Overview Duration – Two-year flow agreement between SC and Banco Santander (including optional renewal) Collateral – Certain retail loan assets originated by SC First transaction expected in Q1 2017 Market-driven credit terms Banco Santander to provide SC with warehouse facility Provides a stable, consistent funding source Economics in line with current experience and offer a more stable funding solution Expected to be beneficial to FCA relationship by increasing Chrysler penetration Provides access to attractive ROA assets for Banco Santander Banco Santander flow agreement is expected to improve competitiveness of Chrysler Capital and provide a stable platform for asset sales

Funding Sources ($ billions) – Year-End 2016 Highlights Ability to issue and sell AAA through BB bonds Top-tier rating agency relationships Santander support Funding Efficiency 14 external lenders in committed third-party revolving facilities as of 2016 year-end SC has been the largest issuer of Auto loan ABS in the U.S. since 2015 200+ distinct investors participate in SC’s platform Santander Holdings USA commitment increased from $1.5 billion to $3.0 billion in 2016 FUNDING AND LIQUIDITY OVERVIEW Diversified and resilient funding platform Cost of funds advantage

CONSUMER ADVOCACY AND COMPLIANCE PROGRAM COMPONENTS Compliance Technology Governance Risk Assessment Program Policies, Procedures, & Related Controls Compliance Testing & Monitoring Reporting & Communication Compliance Training Compliance Technology SC’s robust regulatory compliance risk management program Regulatory Interaction & Coordination Culture of Compliance begins with tone from the top and permeates three lines of defense Committed to excellence and exceeding regulatory expectations and industry standards Focus on internal controls and identify inherent risks Business is responsible for compliance proactively identifying, assessing, reporting and mitigating compliance and reputational risks with federal and state laws and regulations Compliance professionals and other senior executives with large bank experience are in key leadership roles providing guidance and effective challenge to the business SC is building a great business for all key stakeholders. Compliance excellence is key to achieving long term, sustainable and differentiated success. SIMPLE | PERSONAL | FAIR

CUSTOMER FOCUS Ideas Into Action Launched employee campaign in 2016 Encourage employees to submit ideas to improve processes and better serve our customers Office of Consumer Practices Complaint Management Formal group formed in 2016 Analyzes complaint trends Reviews complaint data and helps implement industry best practices Initiated first customer surveys in late 2016 Intakes, researches and resolves complaints while also analyzing the root cause and refines processes or products as needed Ensures a wider variety of customer needs are being addressed Broadened definition of complaint in early 2017 ensures a full spectrum of customer needs are being addressed and handled appropriately

VEHICLE FINANCE Rich Morrin, Chief Operating Officer

ORIGINATIONS OVERVIEW $22 BILLION AUTO ORIGINATIONS MORE THAN 5,100 EMPLOYEES1 MORE THAN TEN MILLION APPLICATIONS MULTIPLE AUTO ORIGINATION CHANNELS 900,000+ UNITS ORIGINATED DIRECT AND INDIRECT RETAIL LOAN, LEASE AND FLOORPLAN FROM JANUARY 2016DECEMBER 2016 FCA AGREEMENT SCALE | DIVERSITY 1 Excludes contingent employees

VEHICLE FINANCE Pricing Principles and Considerations A Originations and Dealer Performance Management B Servicing Efficiencies and Capabilities C

C B A PRICING PRINCIPLES Credit Score Payment To Income (PTI) Loan To Value (LTV) LTV Credit Limit PTI Credit Limit Actual Results Below ROA Target Adjust Price Low/High Penetration Evaluate Terms Actual Results Above ROA Target Evaluate Terms SC utilizes a dynamic risk-based approach which is continuously refined based on return and penetration experience Credit actions to address risk-layered segments Seasonal strategies (e.g. Tax Season Programs) Price adjustments to reflect declining recovery rates Pricing strategy reflects residual risk on leases Price increases in tandem with rising interest rates and cost of funds Pricing adjustments continually optimize originations based upon up-to-date market intelligence and capture rates Credit policy adjustments based upon up-to-date information available to ensure SC is within risk appetite Deal Structure Policy Limits (LTV/PTI) Dealer Programs to foster loyalty / incent profitable growth Harness consumer behavior insights from non-traditional data and historical loan performance to develop pricing strategies and risk management Proactively Adjust to Changes in Environment Key Levers Illustrative View of Buy Box and Considerations

SC’s marginal cost is minimized due to its scale, efficiency and experience Rising interest rates have a greater impact on consumer affordability as payment-to-income (PTI) increases SC may see upward pressure on delinquencies due to marginally higher PTI A portion of the population of nonprime is constrained by internal and external factors including deal structure, interest rates, customer affordability, dealer discount, down payment, etc. Consumer refinance opportunities diminish resulting in slightly longer asset lives Expect increased competition from banks on non-subvented volume (near-term) Consumer is price sensitive and demand for subvention programs is likely to increase (long-term) SC’s pricing moves in line with rising interest rates match funding new originations to prevailing interest rates without significant lag C B A PRICING CONSIDERATION | INTEREST RATE ENVIRONMENT Nonprime Prime

Top ten lenders have lost market share since the beginning of 2015 Competitors outside of the Top 10 continue to gain market share SC maintains disciplined underwriting standards in a competitive environment 1 Loan only – new and used combined; all FICOs; current view aggregates subsidiaries under the larger US captive arm (e.g. Toyota/Lexus) INDUSTRY MARKET SHARE TRENDS Retail Market Share1 C B A

Origination Characteristics1 UNDERWRITING TRENDS - ORIGINATIONS 1 Characteristics shown are for individually acquired retail installment contracts at time of origination   2015 2016 Wtd. Avg FICO 625 632 Wtd. Loan to Value 106.1% 104.7% Wtd. Payment to Income 10.7% 10.2% Wtd. Term 70 70 Wtd. Avg Yield 15.2% 14.1% New % (RICs) 52.8% 54.2% Average Amount Financed $21,862 $21,667 SC has remained consistent in its underwriting discipline. Proactive changes in 2016 are expected to improve risk profile. C B A

DEALER MANAGEMENT Dealer Performance Management (DPM) – Dealer Performance Metrics Dealer Performance Management (DPM) – Credit Performance Metrics The assessment of dealer performance is based on metrics such as: Misrepresentation frequency Number of consumer complaints Negative media coverage Volume spikes Regulatory compliance failures SC’s DPM Process continuously monitors and evaluates dealers based on credit performance metrics to identify issues as early as possible and ultimately mitigate risk for the Company and the customer. Early performance indicators Delinquency trends Loss vs. expectations SC continuously enhances dealer management oversight and monitors several metrics to assess dealer behavior and credit performance C B A

SERVICING OVERVIEW $52 BILLION ASSETS SERVICED MORE THAN 2.7 MILLION CUSTOMERS 172 MILLION INBOUND/OUTBOUND CUSTOMER CALLS SIX SERVICED FOR OTHERS RELATIONSHIPS 2.2% EXPENSE RATIO $156 MILLION SERVICING FEE INCOME FROM JANUARY 2016DECEMBER 2016 $14 BILLION CUSTOMER PAYMENTS COLLECTED TECHNOLOGY | SCALE | CUSTOMER FOCUS

Acquisition and Conversion History (Inorganic Assets) Nine different portfolio conversions from seven unique platforms 3.4 million accounts Inherited five new locations More than 1,000 new associates Two private-label platforms Santander Consumer USA Preferred lending relationship - Chrysler Capital (2013) Six current third-party servicing relationships Allows consistent communication regarding trends, compliance and best practices amongst industry peers Dedicated team to ensure all requests/needs of partners are met C B A PROVEN TRACK RECORD & SCALABILITY IN LOAN SERVICING Current State Serviced for Others (Organic Assets) SC converted or acquired more than $34 billion in assets in the last financial downturn to drive scale

SC has built an industry-leading loan servicing platform that maximizes efficiency and employs robust systemic controls to drive superior customer experience C B A INDUSTRY LEADING SERVICING AND EFFICIENCY Peer Standard SC Point and click dialing Systemic time zone dialing controls with state restrictions for predictive and manual dialing 100% Call recording Record on demand ability Data mining/analytics of recordings Real-time call intervention Review of set number of associate calls for QA 100% of right person contacts and left messages scored System integrations with repo, insurance, impounds, and remarketing End to end servicing platform

Note: SCI utilizes SC’s U.S. based call centers to perform a portion of customer and account services and early stage collections on performing accounts. SCI pays vendor services fee to SC for these services. Note: SCI will have the ability to expand capacity up to 500 as needed **All figures as of 12/31/2016** C B A GEOGRAPHIC AND TIME-ZONE DIVERSIFICATION SC has capacity to accommodate anticipated growth in its servicing business through recent expansions in Mesa, Denver, and San Juan

Moves monthly payments to the end of the loan, extending the original maturity of the contract (maximum of eight months extended for the life of the loan) Majority of extensions are two monthly payments Reduces a customer’s payment for a temporary time period (no more than six months) Any permanent change in the original contract terms including principal, interest or term of the contract Extension Temporary Reduction in Payment Plan (TRIPP) Other Modifications In the event of a temporary hardship SC agents are trained to offer assistance primarily via an extension or TRIPP1 All loans are scored to provide segmentation by performing a cash flow/sustainability analysis, which creates an exception process for loans with a low probability of performing post modification is granted C B A LOAN MODIFICATIONS 1 TRIPP – Temporary Reduction in Payment Plan SC utilizes multiple tools to drive a customer-centric approach

1 Graphs are normalized for Portfolio Sales SC maintains a disciplined approach to the utilization of tools Tools become available for usage at six months on book Consistent application of treatment across delinquency buckets Migration to TRIPP is primary driver for increase in earlier delinquency life-cycle C B A APPLICATION OF MODIFICATION TOOLS Disciplined approach and consistency in SC’s usage of modification tools

MULTIPLE LEVERS FOR GROWTH Serviced for Others Scalable platform Capital-efficient business model Banco Santander Agreement Core Chrysler Continue to realize the full value of the relationship Dealer VIP national rollout in 2017 SC has increased dealer receivable originations (“floorplan”) more than 60% compared to 2015 Banco Santander forward flow agreement Incremental opportunities exist for SC’s mature platform Improved liquidity positions to be opportunistic through credit cycles Strategic approach to portfolio optimization focused on retaining most profitable assets SC is executing on its organic growth opportunities without sacrificing underwriting discipline

FUNDING AND LIQUIDITY Andrew Kang, Treasurer and Executive Vice President, Capital Markets

LIQUIDITY OVERVIEW $38 BILLION IN COMMITTED LIQUIDITY MORE THAN 200 UNIQUE INVESTORS 66 TOTAL TRANSACTIONS SINCE 2007 THREE SECURITIZATION PLATFORMS PARENT COMPANY SUPPORT LEADING AUTO ABS ISSUER 14 LENDER RELATIONSHIPS

Funding A Interest Rate Risk Management B 2016 Accomplishments and 2017 Outlook C FUNDING AND LIQUIDITY OVERVIEW

C B A COMMITTED LIQUIDITY 10% CAGR SC has grown liquidity through diverse funding sources ($ in billions) Santander support totaling $6.3 billion; SHUSA commitment increased from $1.5 to $3.0 billion in Q4 2016 14 financial institution relationships with more than $18 billion in total commitments from third parties Issued and sold $8.3 billion in bonds across three distinct platforms in 2016

C B A ABS MARKET OVERVIEW Of the $65 billion auto ABS issued in 2016, SC has issued 25% of the $26 billion subprime segment Both prime and nonprime ABS credit spreads improved through the end of 2016 and have continued to tighten in 2017 2016 Retail Auto Loan ABS Market Share1 Source: Wells Fargo Research Prime Auto AAA & BBB Spreads Subprime Auto AAA & BBB Spreads Source: Wells Fargo Research Source: JP Morgan Historical Auto Loan & Lease ABS Issuance Volumes ($B)1 1 As of December 31, 2016 SC is a leading issuer of auto ABS

C B A SECURITIZATION PERFORMANCE SC’s nonprime securitization platform has demonstrated consistent losses in current vintages Through the crisis, SC’s nonprime securitization platform did not breach any net loss triggers Consistency in SC’s securitization performance drives stronger execution 1 Data as of 12/31/2016 for SDART vintages from 2010-2016 2 Illustrative approximation for SDART 2016-2 3 Approximation of S&P, Moodys and Fitch 4 SDART 2007 deals only structured through AAA. The BBB break is reflective of the 18.50-19.50% Rating Agency Loss Assumption and BBB 1.7x structuring multiple BBB Break-Even Cumulative Net Loss at Closing2 Cumulative Net Loss (2010-Present) 1 17.50% of CNL Cushion Rating Agency Loss Assumptions3 Cumulative Net Loss (2007 Transactions) 6% of CNL Cushion

C B A SC MAINTAINS THREE DISTINCT ABS PLATFORMS CCART DRIVE SDART Trust Chrysler Capital Auto Receivables Trust Santander Drive Auto Receivables Trust Drive Auto Receivables Trust Launched 2013 2007 20151 Issuance Total2 $6.1 BN $42.5 BN $6.5 BN Total # of Transactions2,3 8 51 7 2016 Issuance2 $1.8b $3.4b $3.1b Weighted Average FICO4 712 600 551 APR5 7.86% 15.90% 18.79% Rating Agency Loss Expectation5 5.5% - 6.0% 17.0% 27.0% - 28.0% Advance Rate5 93.0% 85.0% 76.5% Weighted Average Life5 1.92 years 1.68 years 1.53 years Weighted Average Spread5 0.83% 1.01% 1.90% Weighted Average COF5 1.97% 2.07% 3.17% 1 Re-launched in 2015 2 As of December 31, 2016 3 Inclusive of both SEC-registered and 144A transactions 4 Approximate weighted average Non-Zero FICO; from most recent transactions 5 Approximate, from most recent transactions

C B A LIQUIDITY AND RATINGS The strength of SC sponsorship, long history, large transaction sizes, regular issuance and high-level of secondary-market liquidity Experience in the capital markets going back to 1998 with 84 transactions totaling over $55 billion in issuance CCART, SDART and DRIVE have a proven track record of rating agency upgrades No SC auto loan bond has ever been downgraded for performance reasons Consistent Rating Agency Upgrades Strong Secondary Market Liquidity1 TRACE reporting reflects original face amount of bonds 1 Source: Bloomberg December 31, 2016 DRIVE SDART CCART Secondary market liquidity and ratings continue to drive investor demand

C B A INTEREST RATE RISK MANAGEMENT SC structurally matches its fixed-rate assets via securitizations and interest rate swaps which significantly decrease exposure to interest rate fluctuations CORE ASSET FIXED/FLOATING RATE COMPOSITION (%) CORE LIABILITY FIXED/FLOATING RATE COMPOSITION (%) LIABILITY FIXED/FLOATING RATE COMPOSITION WITH DERIVATIVES (%) PREDOMINANTLY FIXED ASSETS AND MAJORITY FLOATING RATE LIABILITIES 1 Market Value of Equity (+100bps) 2 Net Interest Income (+100bps) * As of December 31, 2016 SC proactively manages interest rate risk through interest rate swaps Core Assets nearly all fixed rate Core Liabilities majority floating rate but are duration matched via securitizations Interest Rate Swaps used to mitigate earnings and valuation risk of changing interest rates Derivatives reduce the 12 Month NII sensitivity of +100bp change in interest rates from ($125MM) to ($59MM) INTEREST RATES SWAPS BETTER ALIGN INTEREST RATE RISK PROFILE , ,

C B A ACCOMPLISHMENTS AND INITIATIVES 2016 Accomplishments Two new revolving warehouse facilities established in 2016, including one new lender $5.2 billion in new term financings with existing lenders for both auto loan and lease 2017 Initiatives Banco Santander flow agreement Lease funding including additional private term financing and potential ABS platform to fund leases Additional residual/equity financings Additional commitments for “ineligible” and “off-the-run” assets Maximize public ABS and private bank financing markets as a continued diversification of funding Regulatory Additional SEC shelf registration (currently only SDART is registered) Regulation AB II implementation Loan level data reporting requirements Risk Retention requirements for all new auto ABS

CREDIT & FINANCE Izzy Dawood, Chief Financial Officer

FINANCE OVERVIEW $6.5 BILLION IN REVENUE APPROXIMATELY $760 MILLION NET INCOME 2.0% RETURN ON AVERAGE ASSETS $38+ BILLION IN ASSETS 15.8% RETURN ON AVERAGE EQUITY 13.4% COMMON EQUITY TIER 1 RATIO FROM JANUARY 2016DECEMBER 2016 2.2% EXPENSE RATIO

Performance and Credit A Capital and Income B Recent Developments and Outlook C CREDIT & FINANCE UPDATE

REVENUE CONSISTENCY Breadth and depth of origination channels drive ability to generate revenue. Recent growth in revenue driven by growth in leasing assets. ($MM) 1 Total interest income and other income (Leased Vehicle Income, Servicing Fee Income and Fees Commissions Other (auto only)) 2PL – Personal Lending C B A

CONSISTENT CAPITAL GENERATION 1 Common Equity Tier 1 (CET1) Capital Ratio begins with Stockholders’ Equity and then adjusts for AOCI, Goodwill/Intangibles, DTAs, cash flow hedges and other regulatory exclusions over Risk-Weighted Assets; Non-GAAP measure 2Tangible Common Equity to Tangible Assets is defined as the ratio of Total Equity, excluding Goodwill and Intangible Assets, to Total Assets, excluding Goodwill and Intangible Assets; Non-GAAP measure, reconciliation in the Appendix Tangible Assets $36,342 $37,661 $38,383 $38,665 $38,432 Tangible Common Equity $4,325 $4,497 $4,769 $5,011 $5,132 $ in millions 1 2 Strong ability to generate earnings and capital, while growing assets C B A

20161 <640 (Nonprime and Other)3 >640 (Near – Super-Prime) Total Volume ($ Billions) $9,970 $2,756 $12,727 % Total 78.3% 21.6% 100.0% Modeled Effective Yield 17.0% 9.5% 15.4% Adjusted Net Charge-off Ratio 7.6% 5.2% 7.1% Expected Risk Adjusted Yield2 9.4% 4.3% 8.4% 20151 <640 (Nonprime and Other)3 >640 ( Near – Super-Prime) Total Volume ($ Billions) $14,260 $2,270 $16,531 % Total 86.3% 13.7% 100.0% Modeled Effective Yield 17.9% 10.4% 16.9% Adjusted Net Charge-off Ratio 9.0% 4.9% 8.5% Expected Risk Adjusted Yield2 8.9% 5.5% 8.4% RISK ADJUSTED RETURNS – RETAINED 1 Performance through December 31, 2015 and through 2016 2 Expected risk adjusted yield is a forward-looking non-GAAP financial measure. See appendix for details. 3 Other includes loans with limited bureau attributes and commercial loans In 2016 SC maintained consistent risk adjusted yields (versus 2015) with a higher quality credit profile resulting in a lower net charge-off ratio and lower originated yields C B A

EARLY CREDIT PERFORMANCE INDICATORS 2014 20.8% 24.8% 24.5% 24.6% 23.8% 24.0% 25.2% 25.2% 23.3% 23.3% 22.6% 2015 18.0% 27.0% 27.6% 26.4% 25.6% 25.4% 26.6% 25.7% 23.8% 21.3% 20.1% 2016 19.9% 24.6% 24.1% 23.1% 22.3% 22.3% 2014 9.0% 10.8% 10.5% 10.7% 10.2% 10.4% 11.0% 11.0% 9.9% 9.7% 9.5% 2015 7.2% 12.2% 12.7% 12.5% 12.0% 12.0% 12.8% 12.3% 10.8% 8.9% 8.4% 2016 8.9% 11.1% 11.3% 10.8% 10.3% 10.6% Early performance indicators are key drivers of loss performance expectations C B A 1DPD = Days past due 2Ever delinquent 30+, 60+ days includes voluntary repo, retained auto loans only. Percentages reflect percent of monthly originations. 2016 early performance indicators show trends consistent with 2014 and better performance than 2015

VINTAGE VERSUS PORTFOLIO LOSS PERFORMANCE 2016 early loss performance better than 2015. However, portfolio effect is driving an increase in the charge-off ratio. C B A Early indications show the first half of the 2016 vintage is outperforming 2015 on a vintage basis On a portfolio basis, net charge-off ratio is higher as larger 2015 vintage ages and drives losses *Retained originations only 1First half vintage describes January through June vintage performance through the end of December, for each respective year 2Auction fees excluded to align with U.S. GAAP reporting First Half Vintage Performance1, Net Losses2

C B A PORTFOLIO, LOSS AND DELINQUENCY SCENARIO ANALYSIS Meaningful changes in origination volume will impact reported metrics and can mask vintage performance Scenario 1 – $200mm monthly originations with no growth or decline in originations volume Scenario 2 – $200mm originations in month one, growing by an additional $5mm per month Scenario 3 – $200mm originations in month one, decreasing by $5mm per month 1 Portfolio balance in millions

COMMON MODIFICATION TYPES AND TDR1 CRITERIA Moves customer’s monthly payments to the end of the loan, extending the original maturity of the contract (maximum of eight months extended for the life of the loan are permitted) Majority of extensions are of two monthly payments qualifies TDR Criteria: Two separate extensions or a single extension of three or more months Reduces a customer’s payment for a temporary time period (no more than six months permitted) TDR Criteria: Any instance immediately qualifies Any permanent change in the original contract terms including principal, interest or maturity of the contract due to customer’s financial difficulty TDR Criteria: Any instance immediately qualifies Extension Temporary Reduction in Payment Plan (TRIPP) Other Modifications 1 Troubled debt restructuring (TDR) C B A Accounting guidelines for TDRs drive allowance for loan loss. Modification performance not affected by allowance treatment.

TDR DISTRIBUTION TRENDS TRIPPs immediately qualify as TDRs increasing the balance of TDRs outstanding TDR balances have grown since 2014 and TRIPPs have grown as a percentage of the TDR balance C B A 1 TDR definitional change to redefine items classified as Total Debt Restructuring 1

MODIFICATION PERFORMANCE Performance of TRIPPs are better relative to other modification types C B A 1 Reflects loans that were classified as TDRs in 2014 Up to six payments can be temporarily reduced for a TRIPP modification All accounts have to be current for six months to qualify for a modification TRIPPs are immediately classified as TDRs

MODIFICATION PERFORMANCE WITHIN TDR VINTAGES The 2016 TDR vintage performance is marginally better than 2015 C B A 1 Reflects loans that were classified as TDRs in 2015 and 2016

TDR BALANCE COMPOSITION BY VINTAGE Growth of TDRs from 2015 vintage is outpacing decline of TDRs from 2013 vintage $4.6 $4.7 $5.0 $5.3 $5.6 C B A

ALLOWANCE SENSITIVITY TO TDRs Changes to TDR balances drive higher variances to allowance relative to changes in the TDR coverage ratio C B A ($MM)   TDR Coverage Ratio Change Q4 TDR UPB 28.3% 28.5% 28.8% 29.0% 29.3% ($400) $5,200 $141 $128 $115 $102 $89 ($200) $5,400 $85 $71 $58 $44 $31 – $5,600 $28 $14 $3,4111,2 ($14) ($28) $200 $5,800 ($29) ($43) ($58) ($72) ($87) $400 $6,000 ($85) ($100) ($115) ($130) ($145) Sensitivity of Allowance for Credit Loss to Changes in TDR Balance and Coverage Ratio ($MM) 1 Allowance for Retail installment contracts held for investment, credit Loss as of 12/31/2016 2 The TDR impairment portion of the allowance is $1.6 billion

ROA PERFORMANCE OVER ASSET LIFE (ILLUSTRATIVE) 1 Illustrative of a vintage from 2014, performance of any other vintage will be affected by factors such as credit mix, recovery rates, prepayment speeds, cost of funds, etc. C B A Lifetime pre-tax cash ROA is approximately 4%, however, ROA declines as a vintage ages. Higher levels of interest income earlier in the vintage as a higher percentage of loans are performing Later periods have higher losses and lower balances impacting ROA

C B A CAPITAL GENERATION CAPABILITY (ILLUSTRATIVE) Differences in originations (portfolio effect), accounting estimates and gains/losses on sale will impact reported ROA and EPS in a particular calendar year Lifetime EPS2   $36B $40B $2.65 $2.95 $1.99 $2.21 Pre-tax Target Returns3,4 Lifetime Income5 Lifetime EPS2 $38B     4% $1.52B $2.80     3%   $1.14B $2.10 1 Approximate loan and lease balance as of year end 2016 2 Assuming 2016 tax rate of 34.0% and current share count of 358,281,000 3 Retained auto only. Includes interest income, losses, cost of funds, expenses, fees and excludes provision for loan loss and gain/loss on sale 4 Average return over life of assets 5 Pre-tax income Variability of returns driven by multiple factors such as credit mix and competition Changes in level of income and capital generation also impacted by ability to deploy balance sheet capacity + Serviced for others

BOOK VALUE ACCRETION 19% Total CAGR $3.0 $3.6 $4.8 $6.4 $7.6 $8.6 C B A 16% Equity CAGR Allowance Book Value Consistent and profitable origination model continues to drive book value growth. Allowance levels provide greater cushion for losses which improves the credit profile and benefits funding access.

VALUATION GAP Source: SNL Financial, FactSet Note: Peer set selected based upon size of auto portfolio, similar business model, or auto lender 1 ROAE = Net Income / (Average Equity less Intangible Assets) 2 Peers in no particular order: SYF, ALLY, CFG, HBAN, TD-TSX, FITB, COF, OMF, CPSS, DFS, CACC Demonstrated ability to generate book value and strong return on equity performance warrants higher valuation based on market observation C B A

LEASE RESIDUAL VALUES C B A SC uses market and proprietary data to support a disciplined approach to establishing lease residual values Illustrative Residual Value Example

LEASE RESIDUAL PERFORMANCE *Disposition data retrieved on 2017-02-02; includes Early Term and Full Term dispositions *Residual performance represents post risk share (included fees collected and paid) *Residual performance represents total SC lease portfolio More than 105,000 lease dispositions since inception (Q2 2013) resulting in more than a 3% gain to CRLIT (or approximately $70 million) C B A

68

MATERIAL WEAKNESS REMEDIATION PROGRESS

A B **C**

Material Weakness	Planning	Control Execution	Validation
Accounting (GAAP) Application and Controls			
• Application of effective interest method for accretion	Completed	In-progress	Not yet started
• Methodology to estimate credit loss allowance	Completed	In-progress	Not yet started
• Review of new, unusual or significant transactions	Completed	In-progress	Not yet started
• Loans modified as TDRs	Completed	Completed	In-progress
• Statement of Cash Flows	Completed	Completed	In-progress
Models/Governance			
• Models used to estimate the credit loss allowance	Completed	In-progress	Not yet started
• Models used to estimate discount accretion	In-progress	In-progress	Not yet started
Overall Control Environment			
• Controls, Risks, Monitoring	In-progress	In-progress	Not yet started
• Review Financial Disclosures	In-progress	In-progress	Not yet started

Legend		
○ Not yet started	◍ In-progress	● Completed

Santander CONSUMER USA

Continued focus on operational efficiency and disciplined underwriting to maximize volume and profitability Leverage scale and technology advantage Recognize benefits of Banco Santander flow agreement 2017 PRIORITIES Focus on continuous improvement in compliance Simple, Personal, Fair approach with customers, employees and all third parties VEHICLE FINANCE SERVICED FOR OTHERS FUNDING AND LIQUIDITY CULTURE OF COMPLIANCE Optimize diverse sources of liquidity Maintain leadership in ABS markets

QUESTION & ANSWER SESSION

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES See slide 52: SC non-GAAP language “Expected Risk Adjusted Yield” is a forward-looking non-GAAP measure that the Company believes is helpful to readers in evaluating the estimated profitability of retained loans from certain origination periods. The Expected Risk Adjusted Yield has two components: (1) The “Modeled Effective Yield” is the calculated yield at origination (including discount, subvention, etc.) updated in consideration of interest on loans that may not be received due to delinquency and charge-off. (2) The “Adjusted Net Charge-Off Ratio” reflects the expected net charge-off at origination and is subsequently updated for performance at approximately 12 months on book.” These figures have been calculated per proprietary models